SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
__________________________________

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

February 15, 2017
Date of Report (Date of earliest event reported)
__________________________________
UNITY BANCORP, INC.
(Exact Name of Registrant as Specified in its Charter)

New Jersey
(State or Other Jurisdiction of Incorporation)

1-12431
(Commission File Number)

22-3282551
(IRS Employer Identification No.)

64 Old Highway 22
Clinton, NJ 08809
(Address of Principal Executive Office)

(908) 730-7630
(Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers;
Compensatory Arrangements of Certain Officers.

Unity Bancorp, Inc., parent company of Unity Bank, announced today the resignation of Dr. Austin H. Kutcher, Jr. from the Boards of Directors of the Company and the Bank for personal reasons. Dr. Kutcher's retirement is effective today, February 15, 2017. Dr. Austin H. Kutcher, Jr. has been a Director of the Bank since 2009 and of the Company since 2014.

"The Board and I would like to thank Dr. Kutcher for his service over the past seven years," said James A. Hughes, President and CEO. "We wish him the best in his future endeavors."

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITY BANCORP, INC.
(Registrant)

Date: February 15, 2017
By: /s/ Alan J. Bedner
Alan J. Bedner
EVP and Chief Financial Officer